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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 25, 2002


                              CENTRAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


   MASSACHUSETTS                     0-25251                     04-3447594
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(State or other jurisdiction       (Commission               (I.R.S. employer
     of incorporation)             file number)             identification no.)



         399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS       02144
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         (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     The following is a list of exhibits  filed with this Current Report on Form
8-K.

  Exhibit No.              Description
  ----------               -----------

     99.1                  Press Release, dated October 25, 2002


ITEM 9.  REGULATION FD DISCLOSURE
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     On October 25, 2002, the Registrant  announced its earnings for the quarter and six months ended September 30, 2002 and the final results in the election of directors at its 2002 Annual Meeting of Stockholders. For further information, reference is made to the Registrant's press release, dated October 25, 2002, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CENTRAL BANCORP, INC.



Date:  October 25, 2002               By:/s/ John D. Doherty
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                                         John D. Doherty
                                         President